EXHIBIT 99.1


United Pan-Europe Communications, Inc. Announces Consent Solicitations For Its Subsidiaries' Debt Securities

DENVER, Jan. 16 /PRNewswire/ -- United Pan-Europe Communications, Inc. ("UPC") (Nasdaq: UPCOY) today announced that its wholly owned subsidiaries, UPC Polska, Inc. ("UPC Polska," formerly known as @Entertainment, Inc.) and Poland Communications, Inc. ("PCI") will commence consent solicitations with respect to the following debt securities (the "Notes"):

    UPC Polska:

    14 1/2% Senior Discount Notes due 2008 and 14 1/2% Series B Senior Discount Notes due 2008

    Series C Senior Discount Notes

    14 1/2% Senior Discount Notes due 2009 and 14 1/2% Series B Senior Discount Notes due 2009

    PCI:

    9 7/8% Senior Notes due 2003 and 9 7/8% Series B Senior Notes due 2003

UPC Polska and PCI are soliciting consents so that, without being required to offer to repurchase the Notes, they can permit UnitedGlobalCom, Inc. ("United," the parent company of UPC) to consummate its transactions with Liberty Media Corporation ("Liberty"), Liberty Media International, Inc., and UPC, whereby a newly formed corporation ("New United") will acquire all of the capital stock of United, as well as certain interests in international broadband distribution and programming assets of Liberty. Subject to receipt of regulatory approvals, United expects that the transactions will close by the end of the first quarter but no later than the second quarter.

UPC Polska and PCI are soliciting the consent of holders of the Notes in order for United to consummate the transactions in a manner preferred by United. If the requisite number of consents are not received, United may consummate the transactions under a structure that will not require any consent of the holders of the Notes.

Consents will be solicited from holders of the Notes as of the close of business on January 16, 2001, and will be made on the terms and subject to the conditions of a Consent Solicitation Statement that UPC Polska and PCI will supply to the holders of the Notes. If the requisite number of consents are received, the waivers will be binding on all holders of the Notes, including non-consenting holders.

UPC Polska and PCI are offering a cash consent fee to each holder of the Notes who validly delivers and does not revoke a consent prior to 5:00 p.m., New York City time, on January 29, 2001, or such time to which they may extend the consent solicitation with respect to any series of Notes, if the requisite number of consents are received and New United is capitalized.

This announcement is not a solicitation of consents with respect to any securities. The consent solicitation will be made solely by Consent Solicitation Statements dated January 16, 2001.

UPC Polska and PCI have retained Credit Suisse First Boston Corporation to act as solicitation agent in connection with the consent solicitation. Questions regarding the consent solicitation may be directed to David Posnick at (310) 282-5031 or Tom Davidov at (310) 282-5576.

About UPC

United Pan-Europe Communications N.V. (UPC) is one of the most innovative broadband communications companies in Europe. With headquarters in Amsterdam it is active in 17 countries in Europe and in Israel. Through its broadband networks UPC provides television, telephony, high-speed Internet access and programming services. UPC employs over 9,000 people.

As of September 30, 2000 UPC's consolidated Total Homes Passed was approximately
9.7 million -- excluding announced acquisitions and minority interests. The number of basic cable TV subscribers on this basis was 6.4 million. In addition, UPC had 365,000 telephony as well as 278, 000 Internet subscribers. Next to these cable based services, UPC's DTH (Direct To Home - satellite) operations in Central Europe deliver television services to 395,000 subscribers.

UPC completed an IPO in February 1999 and its shares are traded on the Euronext Amsterdam (UPC) and (Nasdaq: UPCOY). UPC is a consolidated subsidiary of UnitedGlobalCom, Inc. (Nasdaq: UCOMA) and Microsoft has an interest of approximately 8% in UPC.

About UnitedGlobalCom

United is the largest broadband communications provider of video, voice and data services outside the United States with operations in 26 countries. At September 30, 2000, United's networks, in aggregate, reached 16.9 million homes and served approximately 9.4 million video customers. In addition, United's telephony business had 565,000 telephony access lines and its high speed Internet access business had nearly 349,000 accounts. Including announced transactions, United's networks would reach 27.6 million homes and serve 12.8 million video subscribers, 2.5 million telephony lines, and 550,000 data accounts.

UnitedGlobalCom's significant operating subsidiaries include United Pan-Europe Communications N.V. (UPC) (52.6% owned), the largest pan-European broadband communications company; Austar United Communications (72.9% owned) the fastest growing satellite, cable television and telecommunications provider in Australia and New Zealand; and VTR Global Com (100% owned), the largest cable television and competitive telephony provider in Chile.

About Liberty Media

Liberty Media holds interests in a broad range of video programming, communications, technology and Internet businesses in the United States, Europe, South America and Asia.

THE SECURITIES DESCRIBED IN THIS PRESS RELEASE HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SAID ACT AND THE APPLICABLE STATE SECURITIES LAWS. THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Except for historical information contained herein, this news release contains forward looking statements, which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These forward looking statements include development of the business, availability of financing and other statements concerning growth, as well as other factors detailed from time to time in the companies' filings with the Securities and Exchange Commission.

NOTE: Except for historical information contained herein, this news release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These forward-looking statements include consummation of planned acquisitions, launch of new services and other statements concerning growth as well as financial projections concerning UPC. These risks and uncertainties include the acceptance and continued use by subscribers and potential subscriber of the Company's services, changes in technology, competition, the company's ability to raise capital and control expenses, as well as other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission.

The announcement concerning the United/Liberty Media transaction is neither an offer to purchase nor a solicitation of an offer to sell securities. The offer will be made only through a prospectus. In connection with this proposed transaction, United has filed a proxy statement/registration statement with the SEC and a prospectus will be included in that registration statement. Other materials relating to the merger will also be filed with the SEC. Investors are urged to read the proxy statement/prospectus and other relevant documents to be filed with the SEC because they will include important information.

Materials filed with the SEC will be available electronically without charge at an Internet site maintained by the SEC. The address of that site is http://www.sec.gov. In addition, the proxy statement/prospectus filed with the SEC will be mailed to United Shareholders and may be obtained without charge from United upon request. Documents filed with the SEC with respect to the transaction may be obtained from United by directing a request to Rick Westerman, Chief Financial Officer, UnitedGlobalCom, Inc., 4643 S. Ulster Street, Suite 1300, Denver, CO 80237.

The identity of persons who may be considered "Participants in the Solicitation" and the description of their interests is available in the Annual Meeting Proxy Statement on Schedule 14A filed by United on May 1, 2000.

SOURCE United Pan-Europe Communications, Inc.